UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                         AMENDMENT NO. 1 TO FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 21, 2006


                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


       501 Alliance Avenue, Suite 400, Toronto, ON.  M6N 2J1, Canada
                  (Address of principal executive offices)

                              (416) 769-8788
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This 8-K/A amends the 8-K previously filed on August 25, 2006 to properly disclose the events of a meeting of the Board of Directors on August 21, 2006 instead of a written consent in lieu of a meeting of the Board of Directors. In addition, this 8K/A also, corrects the total value of the shares issued to be $922,595 rather than $922,955 which was a clarical error.

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On August 21, 2006, at a board meeting held at our head office in Toronto, our board members resolved and duly seconded to authorize the issuance of 7,236,300 restricted shares with a total value of $922,595 to independant contractors in exchange for cancellation of debt owed respectively to each contractor for services rendered to the Company. The shares were valued at 75% of the average closing bid price of the common shares of the Empire Global Corp. over a period of 60 days preceding the final day of the billing period.

The shares issued are exempt from the registration requirements of the Securities Act of 1933 (the "Act") pursuant to Section 4(2) of the Act. Each of the certificates representing shares of the Company's common stock issued contain restrictive legends preventing the sale, transfer or other disposition of such shares, unless registered under the Securities Act.

The following is a list of contractors and compensation received in regards to the services rendered.

Contractor                            Common Stock Received
--------------------                  ---------------------
Billion Charm Group                               3,137,300
Vic Dominelli                                       392,200
Angela S. Chu, CGA                                  491,000
Prosper Consulting Corp.                          2,745,100
Kam Wong                                            353,000
David Ciavarella, CA                                117,700
                                      ---------------------
                                                  7,236,300

                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  December 1, 2006.                 EMPIRE GLOBAL CORP.


                                     Per: /s/ KEN CHU
                                          ------------------------------
                                          KEN CHU
                                          Chief Executive Officer